UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2024

Riot Platforms, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301

Castle Rock, CO 80109

(Address of principal executive offices)

(303) 794-2000

(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events.

On June 24, 2024, Riot Platforms, Inc. (together with its consolidated subsidiaries, “Riot”) issued a press release announcing that it has requisitioned a special meeting of shareholders of Bitfarms Ltd. (“Bitfarms”) to reconstitute the board of directors of Bitfarms (the “Board”), that it had withdrawn its previous proposal to acquire Bitfarms for US$2.30 per common share of Bitfarms and that it stands ready to engage with the reconstituted Board regarding a potential business combination with Bitfarms. Riot also disclosed that it currently owns approximately 14.9% of the common shares of Bitfarms and will be applying to the Ontario Capital Markets Tribunal to cease-trade the shareholder rights plan adopted by the Board on June 10, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

Statements contained herein that are not historical facts constitute “forward-looking statements” and “forward-looking information” (together, “forward-looking statements”) within the meaning of applicable U.S. and Canadian securities laws that reflect management’s current expectations, assumptions, and estimates of future events, performance and economic conditions. Such forward-looking statements rely on the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934 and the safe harbor provisions of applicable Canadian securities laws. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words and phrases such as “anticipate,” “believe,” “combined company,” “create,” “drive,” “expect,” “forecast,” “future,” “growth,” “intend,” “hope,” “opportunity,” “plan,” “potential,” “proposal,” “synergies,” “unlock,” “upside,” “will,” “would,” and similar words and phrases are intended to identify forward-looking statements. These forward-looking statements may include, but are not limited to, statements concerning: uncertainties as to whether Bitfarms will enter into discussions with Riot regarding the proposed combination of Riot and Bitfarms; the outcome of any such discussions, including the terms and conditions of any such potential combination; the future performance, liquidity and financial position of the combined company, and its ability to achieve expected synergies; and uncertainties as to timing of the special meeting or the outcome. Such forward-looking statements are not guarantees of future performance or actual results, and readers should not place undue reliance on any forward-looking statement as actual results may differ materially and adversely from forward-looking statements. Detailed information regarding the factors identified by the management of Riot, which they believe may cause actual results to differ materially from those expressed or implied by such forward-looking statements in this Current Report on Form 8-K (the “Report”), may be found in Riot’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of Riot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 23, 2024, and the other filings Riot has made or will make with the SEC after such date, copies of which may be obtained from the SEC’s website at www.sec.gov. All forward-looking statements contained herein are made only as of the date hereof, and Riot disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which Riot hereafter becomes aware, except as required by applicable law.

No Offer to Purchase or Sell Securities

This Report is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer, or an intention to offer, to subscribe for or buy or an invitation to purchase or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Such an offer to purchase securities would only be made pursuant to a registration statement, prospectus, tender offer, takeover bid circular, management information circular or other regulatory filing filed by Riot with the SEC and available at www.sec.gov or filed with applicable Canadian securities regulatory authorities on SEDAR+ and available at www.sedarplus.ca.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

The following exhibits are filed or furnished herewith:

Exhibit No.	Description
99.1	Riot Press Release, dated June 24, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT PLATFORMS, INC.

By:	/s/ Colin Yee
Name:	Colin Yee
Title:	Chief Financial Officer

Date: June 24, 2024